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                                                           EXHIBIT 10.29


                                PLEDGE AGREEMENT


      This Pledge Agreement (this "Agreement") is entered into this 2nd day of April, 1998, by and among Infocom Communications Network, Inc., a Philippine corporation (the "Company"), Nextel International, Inc., a Washington corporation ("NII"), and Jetcom, Inc., a Philippine corporation ("Jetcom" or the "Pledgor").

                                    RECITALS


      A. The Company is entering into a Restructuring Agreement (the "Restructuring Agreement") of even date herewith by and among the Company, NII, Top Mega Enterprises Ltd., a Hong Kong corporation and indirect wholly owned subsidiary of NII and Jetcom pursuant to which NII is purchasing certain advances made by Jetcom to the Company.

      B. A condition to NII's obligations under the Restructuring Agreement is the execution of this Agreement.

      C. In order to induce NII to enter into the Restructuring Agreement, the Pledgor has agreed to pledge 339,500 of shares of the Company's Common Stock owned by it (the "Shares") to NII as security for certain of the Pledgor's representations and warranties under the Restructuring Agreement.

                                    AGREEMENT

      Now therefore, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

      1. Pledged Stock

      As used in this Agreement, the term "Pledged Stock" with respect to the Pledgor shall mean and include (a) the Shares and (b) any securities (including, without limitation, any stock dividend or other distribution or exchange of stock in connection with the reorganization, recapitalization, reclassification or increase or reduction of capital) to which The Pledgor shall become entitled for any reason whatsoever as an addition to, and substitution for, or in exchange for, the Shares.

      2. Pledge

         a. Pledge. To secure the due payment by Jetcom of any damages to NII as a result of Jetcom's breach of its representations and warranties set forth in Sections 3.4 and 3.5 of the Restructuring Agreement (the "Pledgor Representations"), the Pledgor hereby pledges,

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assigns, hypothecates, delivers and sets over ("Pledges") to NII all of its right, title and interest in the Pledged Stock, together with any proceeds of the Pledged Stock, and hereby grants to NII a first priority security interest in the Pledged Stock and the proceeds thereof, effective against all third parties.

         b. Legend. The Pledgor shall place or shall cause the Company to place a legend on the stock certificate or certificates evidencing ownership of the Pledged Stock (the "Certificates") stating that the shares represented by the Certificates are subject to the restrictions imposed by this Agreement and shall cause a notation to be made in the stock record books of the Company to the effect that the Pledged Stock is subject to this Agreement, and the Pledgor shall cause a copy of this Agreement to be attached to the stock record books of the Company at all times while this Agreement remains in effect.

         c. Substitution of Collateral. NII will consider in good faith any request by the Pledgor for a substitution of alternative collateral for the Pledged Stock.

      3. Delivery of Certificate and Assignment

      Upon the execution of the Restructuring Agreement and concurrently herewith, the Pledgor shall deliver to the Company the certificate or certificates evidencing ownership of the Shares, together with a stock power (or assignment separate from certificate) endorsed in blank for such certificate or certificates.

      4. Warranties and Covenants

      The Pledgor hereby covenants and warrants that it owns all of the Shares free and clear from any lien, encumbrance, claim or security interest whatsoever other than the security interest claimed hereby or any lien, encumbrance, claim or security interest derived from the Company. The Pledgor agrees not to create, cause, or permit the creation of any other lien or security interest in the Pledged Stock without the prior written consent of the Company and NII. The Pledgor agrees to be responsible for the payment of all documentary stamp taxes payable as a result of the transactions contemplated hereby.

      5. Voting Rights and Dividends

      So long as NII shall not have provided Jetcom notice of a claimed breach by the Pledgor of any Pledgor Representations:

         (a) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock for any purpose not inconsistent with the terms of this Agreement.

         (b) Subject to Section 1(b), the Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Stock, including cash, securities and other property distributed in respect of, or in exchange for, any of the Pledged Stock.

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         After ten days' written notice by the Company or NII to the Pledgor of the occurrence of any breach of the Pledgor Representations by the Pledgor,
(i) all rights of the Pledgor to exercise the voting and other consensual rights pursuant to this Section 5 shall cease and such rights shall thereafter become vested in NII, which shall thereupon have the sole right to exercise such voting or other consensual rights, and (ii) all rights of the Pledgor to receive dividends that it would otherwise be authorized to receive and retain pursuant to this Section 5 shall cease, and all such rights shall thereupon become vested in NII which shall thereupon have the sole right to receive and hold any such dividends as collateral under this Agreement. All dividends that are received by the Pledgor contrary to the provisions of this Section 5 shall be received in trust for the benefit of NII, shall be segregated from other funds and shall forthwith be paid over to NII as collateral herein. Upon the cure of any such default, the Pledgor's rights to voting and dividends shall be reinstated.

      6. Default

      If Jetcom fails to satisfy its obligations to indemnify NII pursuant to
Section 12 of the Restructuring Agreement with respect to any claim relating to a breach of the Pledgor Representations, NII shall have the right to vote the Pledged Stock in any manner it desires and to enforce its rights as secured party with respect to the Pledged Stock in any manner provided or permitted by any applicable law, whether with or without judicial proceedings, including the right to prosecute any action or proceeding in any court of competent jurisdiction, at law or in equity, to enforce its rights and to realize upon its security interest in the Pledged Stock and including the right to sell the Pledged Stock at a private or public sale. Ten days shall be a reasonable period of notification of any sale as to which notice is required by law. Any notice to the Pledgor shall be sent to its address set forth herein and shall be effective when so sent.

      7. Recovery of Costs

      If there is any default under this Agreement or any breach by the Pledgor of the Pledgor Representations, the Pledgor shall be liable to NII for all costs and expenses which NII may incur by reason thereof, including, but not being limited to, reasonable attorneys' fees, whether with respect to investigating any such default or matters relating thereto or ascertaining or determining rights and remedies which may be available or which may be feasible to assert, and all costs and expenses, including reasonable attorneys' fees, in any suits, actions or proceedings, whether to assert or enforce any rights or remedies or to foreclose any rights or claims of the Pledgor or to protect or preserve any rights or remedies of NII, whether in a court of law or equity or in receivership proceedings or proceedings under Philippine bankruptcy laws or otherwise, and all of the foregoing shall be secured hereby.

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      8. Cumulative Rights

      The security and the rights provided by or in this instrument are cumulative, and are in addition to any rights or security provided by or in any other instrument or agreement, whether made or given by the Pledgor or by any other person or persons. The exercise or nonexercise of any right or remedy whether under this instrument or any other agreement or instrument shall not preclude NII from exercising any other rights or remedies.

      9. No Waiver

      A waiver of any default shall not constitute a waiver of such or any other default or of a subsequent default of the same nature.

      10. Termination

      Unless a claim shall have been brought against NII or any of its successors or assigns relating to the issues covered by the Pledgor Representations, this Agreement shall remain in full force and effect until the earlier of (a) three months and 14 days following the date of Closing under the Restructuring Agreement and (b) receipt by NII of written notice from the Pledgor and Joyce Link Holdings Ltd. ("Joyce Link") to the effect that all claims between them relating to the issues covered by the Pledgor Representations have been resolved and that Joyce Link has no claims against NII or its successors or assigns relating thereto, at which time this Agreement shall terminate, and the Pledged Stock that has not theretofore been repurchased or released or delivered shall be released to the Pledgor.

      If a claim shall have been brought against NII or any of its successors or assigns relating to the issues covered by the Pledgor Representations, this Agreement shall remain in full force and effect until the earlier of (a) receipt by NII of written notice from the Pledgor and Joyce Link to the effect that all claims between them relating to the issues covered by the Pledgor Representations have been resolved and that Joyce Link has no claims against NII or its successors or assigns relating thereto and (b) a final and binding judicial or arbitral decision relating to any claim against NII or its successors or assigns and full satisfaction of all obligations of the Pledgor relating thereto pursuant to Section 12 of the Restructuring Agreement, at which time this Agreement shall terminate, and the Pledged Stock that has not theretofore been repurchased or released or delivered shall be released to the Pledgor.

      11. Governing Law
This Agreement shall be in all respects governed by and construed according to the laws of the Philippines.

                            [Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                 INFOCOM COMMUNICATIONS NETWORK, INC.


                                 By: /s/ Bernard M. Asperin
                                    ----------------------------------------
                                 Its:
                                     ---------------------------------------


                                 NEXTEL INTERNATIONAL, INC.


                                 By: /s/ Brian A. Vincent
                                    ----------------------------------------
                                 Its:    Vice President
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                                 JETCOM, INC.


                                 By: /s/ Bernard M. Asperin
                                    ----------------------------------------
                                 Its:
                                     ---------------------------------------


                                 Witness:
                                         -----------------------------------

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